EXHIBIT 21.1
Spectra Energy Corp Material Subsidiary List
The following is a list of subsidiaries (greater than 50% owned) of the registrant and respective states or countries of incorporation.

Name	Jurisdiction of Incorporation
Algonquin Gas Transmission, LLC	Delaware
Azul Insurance Company Limited	Arizona
Big Sandy Pipeline, LLC	Delaware
Copiah Storage, LLC	Delaware
East Tennessee Natural Gas, LLC	Tennessee
Egan Hub Storage, LLC	Delaware
Express Holdings (Canada) Limited Partnership	Manitoba
Express Holdings (USA), LLC	Delaware
Express Pipeline Limited Partnership	Alberta
Express Pipeline LLC	Delaware
Express Pipeline Ltd.	Canada-Federally Chartered
GLB Energy Management Inc.	Canada-Federally Chartered
Great Lakes Basin Energy L.P.	Ontario
Highland Pipeline Leasing, LLC	Delaware
M&N Management Company, LLC	Delaware
M&N Operating Company, LLC	Delaware
Maritimes & Northeast Pipeline Limited Partnership	New Brunswick
Maritimes & Northeast Pipeline Management Ltd.	Canada-Federally Chartered
Maritimes & Northeast Pipeline, L.L.C.	Delaware
Market Hub Partners Canada L.P.	Ontario
Market Hub Partners Holding, LLC	Delaware
Market Hub Partners Management Inc.	Canada-Federally Chartered
McMahon Power Holdings Inc.	British Columbia
McMahon Power Holdings Limited Partnership	British Columbia
Moss Bluff Hub, LLC	Delaware
Nova Scotia Company	Nova Scotia
Ozark Gas Gathering, L.L.C.	Oklahoma
Ozark Gas Transmission, L.L.C.	Oklahoma
PanEnergy Services, Limited Partnership	Louisiana
Pesh Facilities Holding Partnership	British Columbia
Petroleum Transmission Company	Canada-Federally Chartered
Platte Pipe Line Company, LLC	Delaware
Port Barre Investments, LLC	Delaware
Sabal Trail Management, LLC	Delaware
Sabal Trail Transmission, LLC	Delaware
Saltville Gas Storage Company L.L.C.	Virginia
SEHLP Management Inc.	Canada-Federally Chartered
SET Empress U.S. Corporation	Delaware
Spectra Algonquin Holdings, LLC	Delaware
Spectra Algonquin Management, LLC	Delaware
Spectra Energy Administrative Services, LLC	Delaware
Spectra Energy Aerial Patrol, LLC	Delaware
Spectra Energy Canada Call Co.	Nova Scotia

Spectra Energy Canada Exchangeco Inc.	Canada-Federally Chartered
Spectra Energy Canada Investments GP, ULC.	British Columbia
Spectra Energy Canada Investments L.P.	Alberta
Spectra Energy Capital Funding, Inc.	Delaware
Spectra Energy Capital, LLC	Delaware
Spectra Energy CCS Services, Inc.	Canada-Federally Chartered
Spectra Energy CCS Services Limited Partnership	British Columbia
Spectra Energy County Line, LLC	Delaware
Spectra Energy Cross Border, LLC	Delaware
Spectra Energy DEFS Holding, LLC	Delaware
Spectra Energy DEFS Holding II, LLC	Delaware
Spectra Energy Empress L.P.	Alberta
Spectra Energy Empress Management Inc.	Canada-Federally Chartered
Spectra Energy Express (Canada) Holding, ULC	Nova Scotia
Spectra Energy Express JV Holdings, ULC	Nova Scotia
Spectra Energy Express (US) Restructure Co. ULC	Nova Scotia
Spectra Energy Express Pipeline (Canada), Inc.	Delaware
Spectra Energy Field Services Canada Holdings, LLC	Delaware
Spectra Energy Finance Corporation	Delaware
Spectra Energy Holdings Co.	Nova Scotia
Spectra Energy Islander East Pipeline Company, L.L.C.	Delaware
Spectra Energy Liquids Projects GP, Inc.	Canada-Federally Chartered
Spectra Energy Liquids Projects Limited Partnership	British Columbia
Spectra Energy LNG Sales, LLC	Delaware
Spectra Energy Midstream	Alberta
Spectra Energy Midstream Canada L.P.	Alberta
Spectra Energy Midstream Canada Partner Corporation	Nova Scotia
Spectra Energy Midstream Corporation	Nova Scotia
Spectra Energy Midstream Holdco Management Partnership	Alberta
Spectra Energy Midstream Holdings Limited	Nova Scotia
Spectra Energy Midstream Holdings Limited Partnership	British Columbia
Spectra Energy Midstream NGL Canada Limited Partnership	British Columbia
Spectra Energy Midstream Partner Corporation	Nova Scotia
Spectra Energy Midwest Liquids Pipeline, LLC	Delaware
Spectra Energy MNEP Holdings Limited Partnership	British Columbia
Spectra Energy NEXUS Management, LLC	Delaware
Spectra Energy Nova Scotia Holdings Co.	Nova Scotia
Spectra Energy Operating Company, LLC	Delaware
Spectra Energy Partners Atlantic Region NewCo, LLC	Delaware
Spectra Energy Partners (DE) GP, LP	Delaware
Spectra Energy Partners Canada Holding, S.à.r.l.	Luxembourg
Spectra Energy Partners Finance S.à.r.l.	Luxembourg
Spectra Energy Partners GP, LLC	Delaware
Spectra Energy Partners Sabal Trail Transmission, LLC	Delaware
Spectra Energy Partners, LP	Delaware
Spectra Energy Sabal Trail Transmission, LLC	Delaware
Spectra Energy Services, LLC	Delaware
Spectra Energy Southeast Pipeline Corporation	Delaware
Spectra Energy Southeast Services, LLC	Delaware
Spectra Energy Southeast Supply Header, LLC	Delaware

Spectra Energy Transmission II, LLC	Delaware
Spectra Energy Transmission Resources, LLC	Delaware
Spectra Energy Transmission Services, LLC	Delaware
Spectra Energy Transmission, LLC	Delaware
Spectra Energy Transport and Trading Company, LLC	Colorado
Spectra Energy U.S. - Canada Finance GP, ULC	British Columbia
Spectra Energy U.S. - Canada Finance, LP	Delaware
Spectra Energy Westheimer, LLC	Delaware
Spectra NEXUS Gas Transmission, LLC	Delaware
St. Clair Pipelines L.P.	Ontario
St. Clair Pipelines Management Inc.	Canada-Federally Chartered
Texas Eastern Communications, LLC	Delaware
Texas Eastern Terminal Company, LLC	Delaware
Texas Eastern Transmission, LP	Delaware
UEI Holdings (New Brunswick) Inc.	Canada-Federally Chartered
Union Gas Limited	Ontario
Valley Crossing Pipeline, LLC	Delaware
Westcoast Energy (U.S.) LLC	Delaware
Westcoast Energy Enterprises (U.S.), LLC	Delaware
Westcoast Energy Inc.	Canada-Federally Chartered
Westcoast Energy Ventures Inc.	Canada-Federally Chartered
Westcoast Indemnity Company Limited	British Columbia
WGSI Holdings Corporation	Nova Scotia
WGSI Holdings LP	Alberta